UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 16, 2004

CORUS BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 0-6136

Minnesota	41-0823592
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois	60613
(Address of principal executive offices)	(Zip Code)

(773) 832-3088
(Registrant’s telephone number)

ITEM 7: Financial Statements and Exhibits
ITEM 12: Disclosure of Results of Operations and Financial Condition
SIGNATURE
Quarterly Earnings Release

CORUS BANKSHARES, INC.

ITEM 7: Financial Statements and Exhibits

(c)	Exhibits

99	Quarterly Earnings Release of Corus Bankshares dated April 15, 2004*

*This Exhibit 99 is furnished pursuant to item 12, and is not deemed filed in accordance with Item 7.

ITEM 12: Disclosure of Results of Operations and Financial Condition

On April 15, 2004, Corus Bankshares, Inc. publicly released information regarding the Company’s financial condition and results of operations for the quarter ended March 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORUS BANKSHARES, INC. (Registrant)

April 16, 2004	By:	/s/ Michael E. Dulberg

Michael E. Dulberg
Senior Vice President and Chief Accounting Officer

(Principal Accounting Officer and duly authorized Officer of Registrant)